UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006

                                                                                  (March 1, 2006)

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The Compensation Committee of the Sunoco, Inc. Board of Directors (the “Compensation Committee”) approved the 2005 annual incentive awards (bonuses), which are expected to be paid in March 2006, for the named executive officers (to be reported in the Company’s 2006 proxy statement) under the Sunoco, Inc. Executive Incentive Plan (for certain key employees, including the named executive officers). The annual incentive awards were earned based upon the achievement of performance goals established in February 2005, which were reviewed and approved by the Compensation Committee. The awards were based upon the Company meeting weighted objectives for the following principal measurements:

•	Sunoco’s after-tax operating income, and

•	Sunoco’s performance relative to its peer group, as measured by return on capital employed;

as modified by certain health, environment and safety performance goals, which vary by business unit.

The amounts of the annual incentive awards for the named executive officers are as follows:

Officer Name/Title	Amount
John G. Drosdick Chairman, President and Chief Executive Officer	$2,640,000

Joel H. Maness Executive Vice President, Refining and Supply	$700,000

Thomas W. Hofmann Senior Vice President and Chief Financial Officer	$665,000

Robert W. Owens Senior Vice President, Marketing	$630,000

Bruce G. Fischer Senior Vice President, Sunoco Chemicals	$520,000

Charles K. Valutas Senior Vice President and Chief Administrative Officer	$520,000

On March 1, 2006, the Compensation Committee also established the performance criteria for the 2006 annual incentive awards under the Sunoco, Inc. Executive Incentive Plan. The 2006 annual incentive awards will be based upon the Company meeting weighted objectives for the following principal measurements:

•	Sunoco’s after-tax operating income, and

•	Sunoco’s performance relative to its peer group, as measured by return on capital employed;

as modified by certain health, environment and safety performance goals, which vary by business unit.

A copy of the Sunoco, Inc. Executive Incentive Plan, as amended and restated March 1, 2006, was filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed on March 3, 2006, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Sunoco amended and restated it Articles of Incorporation effective March 1, 2006 by incorporating a previously filed change of address of its registered office.

A copy of the amended and restated Articles of Incorporation of Sunoco, Inc., was filed as Exhibit 3.(i) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed on March 3, 2006, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO, INC.
(Registrant)

Date: March 3, 2006	By:	/s/ Joseph P. Krott
Joseph P. Krott
Comptroller
(Principal Accounting Officer)